                                            EXHIBIT 10.42

CONSULTING AGREEMENT

THIS AGREEMENT (“Agreement”) is entered into on July 26, 2007, by and between Lazy Days’ R.V. Center, Inc., a Florida corporation (the “Company”), RV Acquisition, Inc., a Delaware corporation (“RV Acquisition”), and Thomas A. Donnelly (the “Consultant”).

WHEREAS, the Consultant is a member of the Board of Directors (the “Board”) of the Company; and

WHEREAS, the Company and RV Acquisition wish to engage the Consultant as a consultant to the Company in order to assist the Chief Executive Officer (the “CEO”) and the senior management of the Company in certain areas of the Company’s business and operations; and

WHEREAS, the Consultant wishes to accept such engagement on the terms and subject to the conditions set forth herein,

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

1.  Engagement as Consultant.  Effective as of August 1, 2007 (the “Effective Date”), the Company shall engage the Consultant, and the Consultant shall serve the
          Company as a consultant, on the terms and conditions set forth herein.

2.  Term.  This Agreement shall be effective as of the Effective Date and shall continue for a twelve-month period ending on July 31, 2008 (the “Term”), unless earlier terminated by either party upon 90 days advance notice to the other party.

3.  Services and Duties.

(a)  The Consultant agrees to consult with and provide advice to the CEO and other members of the senior management in such manner and on such business and financial matters as the Company may request from time to time (such consulting and advisory services, collectively, the “Consulting Services”).

(b)  The Consultant shall devote a specific amount of time each month, to be agreed upon by the Consultant and the Board, to the performance of the Consulting Services.

4.  Fees. In consideration of the Consulting Services to be performed during the Term, the Company shall pay to the Consultant an annual fee of $300,000 (the “Annual Fee”), to be paid in equal installments consistent with the Company’s general payroll practice.

5.  Service on the Board.  In addition to providing the Consulting Services, the Consultant shall continue serving as a member of the Board and, if requested by the Company, the
          Chairman of the Board.

6.  Entire Agreement; Modifications.  Unless otherwise specified, this Agreement constitutes the entire and final expression of the agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, oral and written, among the parties hereto with respect to the subject matter hereof.

7.  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, RV Acquisition, and their respective successors and assigns, and shall be binding upon and inure to the benefit of the Consultant; provided, that the rights and obligations of the Consultant under this Agreement shall not be assignable; provided, further, that the rights and obligations of the Company under this Agreement shall not be assignable except to a purchaser of all or substantially all of the assets of the Company (provided, that such purchaser explicitly assumes all of the Company’s obligations under this Agreement); provided, further, that the rights and obligations of RV Acquisition under this
          Agreement shall not be assignable except (i) to any affiliate of RV Acquisition, or (ii) to any purchaser, directly or indirectly, of (A) more than 50% of the voting securities of
          RV Acquisition or the Company (whether by merger, consolidation, sale or transfer of any or all of RV Acquisition’s or the Company’s outstanding capital stock), or (B) all or substantially all of the assets of the Company.

8.  Amendment and Waiver. Any provision of this Agreement may be amended, waived or terminated only in a writing signed by the parties hereto.  No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.  No course of dealing between the parties shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement.

9.  Counterparts. This Agreement may be executed in separate counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

10.  Governing Law.  This agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida, without giving effect to any choice of law or conflict of law principles thereof.

*  *  *  *  *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

LAZY DAYS’ R.V. CENTER, INC.

By:           /s/John Horton______________________
            Name: John Horton
            Title:   Chief Executive Officer and Chief
Financial Officer

RV ACQUISITION, INC.

By:           /s/John Horton_______________________
            Name: John Horton
            Title:   Chief Executive Officer and
President

/s/Thomas A. Donnelly______________________
Thomas A. Donnelly